PROJECT IMPACTS	PROJECTS
(1984–PRESENT*)

$34.8B	$14.2B	$4.5B
total economic benefits	personal income including wages and benefits, with $7.2 billion for construction workers	tax revenues ($1.5 billion state/local and $3.0 billion federal)

183.4M	202.2K	120.2K
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67.2% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and insulation	1,158	2,328,970
Boilermakers	840	1,690,530
Bricklayers (including tile setters)	5,921	11,911,240
Carpenters	16,522	33,290,650
Cement Masons	3,465	6,903,540
Electrical Workers	13,756	27,664,430
Elevator Constructors	589	1,183,320
Ironworkers	2,632	5,295,450
Laborers	11,754	23,632,830
Operating Engineers	3,243	6,519,960
Other	6,756	13,583,730
Painters	7,251	14,583,370
Plumbers	10,034	20,178,580
Roofers	3,027	6,090,150
Sheet Metal Workers	2,865	5,761,890
Teamsters	1,391	2,797,090
Grand Total	91,204	183,415,730

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.